                                  Exhibit 10.7

                                 WEBVALLEY, INC.
                        INCENTIVE STOCK OPTION AGREEMENT
                        UNDER THE 1999 STOCK OPTION PLAN


         This Incentive Stock Option Agreement (the "Agreement") is entered into by and between WebValley, Inc. (the "Company") and Robert M. Ringstad (the "Employee"), effective the 23rd day of March, 1999.

         The Company hereby grants to the Employee an option (the "Option") under the WebValley, Inc. 1999 Stock Option Plan (the "Plan") to purchase 120,000 shares of the Company's stock ("Stock") under the following terms and conditions.

1. Incentive Stock Option. The Option shall be an Incentive Stock Option, as defined in the Plan.

2. Purchase Price. The purchase price of the Stock is $5.00 per share which is not less than the Fair Market Value of the Stock on the date of this Agreement.

3. Period of Exercise. The Option will expire on the date (the "Expiration Date") seven years from the date of this Agreement. The Option may be exercised only while the Employee is actively employed by the Company (or a Subsidiary Corporation or Parent Corporation, if any, of the Company) and as provided in Section 7, relating to termination of employment.

4.       Vesting.

         4.1      Vesting Schedule. The Option will vest as follows:

                  (a) Prior to the earlier of the date on which an initial public offering of the Company's common stock becomes effective ("IPO Date") or March 31, 2000, the option may not be exercised;

                  (b) From the IPO Date through March 31, 2000, the option may be exercised for up to 18,000 shares of Stock;

                  (c) From April 1, 2000 through March 31, 2001, the option may be exercised for up to 39,000 shares of Stock;

                  (d) From April 1, 2001 through March 31, 2002, the option may be exercised for up to an aggregate purchase pursuant to the Option, including any purchases in prior periods, of 63,000 shares of Stock;

                  (e) From April 1, 2002 through March 31, 2003, the option may be exercised for up to an aggregate purchase pursuant to the Option, including any purchases in prior periods, of 90,000 shares of Stock;

                  (f) From April 1, 2003 through the Expiration Date, the option may be exercised for up to an aggregate purchase pursuant to the Option, including any purchases in prior periods, of 120,000 shares of Stock.

                  Notwithstanding the foregoing provisions of this Section 4.1 and subject to the following sentence, the Option granted hereunder will become fully exercisable and vested in the event of a "Change in Control." If the Company and the other party to the transaction constituting a Change in Control agree that the transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if the transaction in fact is so treated, then the acceleration of exercisability will not occur to the extent that the Company's independent accountants and the other party's independent accountants each determine in good faith that the acceleration would preclude the use of "pooling of interests" accounting.

                  4.2 Definition of "Change In Control". For purposes of Section 4.1, a "Change in Control" means the happening of any of the following:

                           (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

                           (b) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board ("Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a Director who was not a Director at the beginning of such 24-month period will be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such Director was elected by, or on the recommendation or, or with the approval of, at least 60% of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such 24-month period) or by prior operation of this Section 4.2(b); or

                           (c) The approval by the shareholders of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company.

                           (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act of 1934 ("Exchange Act"), directly or indirectly, of securities of the Company representing at least 25% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this section 4.2(d), the term "person" shall have the same meaning as when used in Section 13(d) and 14(d) of the Exchange Act but excludes (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent Corporation or Subsidiary Corporation; (ii) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Stock of the Company; and (iii) any person having beneficial ownership of at least 25% of the total voting power represented by the Company's then outstanding voting securities on the date of the Option.

5. $100,000 Limitation. Notwithstanding anything to the contrary contained in this Agreement, to the extent that the total Fair Market Value (determined as of the date of grant of an option) of shares of Stock with respect to which the Option and any other incentive stock options granted by the Company (or any Subsidiary Corporations or Parent Corporation) becomes exercisable for the first time during any calendar year exceeds $100,000, such option(s) shall be treated as a Nonstatutory Option. The preceding sentence shall be applied by taking options into account in the order in which they were granted.

6. Transferability. The Option is not transferable except by will or the laws of descent and distribution and may be exercised during the lifetime of the Employee only by the Employee.

7. Termination of Employment. Except as otherwise agreed to by the Company or the Employee in writing, in the event that the employment of the Employee with the Company (and any Parent Corporation or Subsidiary Corporation is terminated, the Option may be exercised (to the extent exercisable at the date of termination) by the Employee within three months after the date of termination; provided, however, that:

         (a) If the Employee's employment is terminated because the Employee is disabled within the meaning of Code ss. 422, the Employee shall have one year rather than three months to exercise the Option (to the extent exercisable at the date of termination).

         (b) If the Employee dies, the Option may be exercised (to the extent exercisable by the Employee at the date of death) by the legal representative of the Employee or by a person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Employee, but the Option must be exercised within one year after the date of the Employee's death.

         (c) If the Employee's employment is terminated for cause (as defined in Section 11.3 of the Plan), the Option and the Employee's right to exercise the Option shall terminate immediately.

         (d) If the Employee's employment is terminated by the Company on or before March 31, 2001 for other than cause (as defined in Section 11.3 of the Plan), notwithstanding the provisions of
                  Section 4 hereof, the Option shall vest immediately and may be exercised for up to an aggregate purchase pursuant to the Option, including any purchases in prior periods, of 60,000 shares of Stock, but must be exercised within three months of the date of termination.

         (e) Notwithstanding the foregoing, in no event (including disability or death of the Employee) may the Option be exercised after the Expiration Date.

8. Leaves of Absences. For purposes of this Option, your service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. But your service terminates when the approved leave ends, unless you immediately return to active work. To the extent that your leave of absence constitutes termination under the regulation of the Code applicable to Incentive Stock Options, this Option will not terminate, but will become a Nonstatutory Option.

9. No Guarantee of Employment. This Agreement shall in no way restrict the right of the Company (or any Parent Corporation or Subsidiary Corporation) to terminate the Employee's employment at any time.

10. Method of Exercise; Use of Company Stock. The Option may be exercised, subject to the terms and conditions of this Agreement, by written notice to the Company. The notice shall be in the form attached to this Agreement and will be accompanied by payment (in such form as the Company may specify) of the full purchase price of the shares to be issued, and in the event of an exercise under the terms of paragraphs 7(a) and 7(b) hereof, appropriate proof of the right to exercise the Option. The Company will issue and deliver certificates representing the number of shares purchased under the

         Option, registered in the name of the Employee (or other purchaser under paragraphs 7(a) and 7(b) hereof) as soon as practicable after receipt of the notice.

         When exercising the Option the Employee may make payment either in money or by tendering shares of the Company Stock owned by the Employee, or by a combination of the two. Where shares of Stock are employed to pay all or part of the purchase price, the shares of Stock shall be valued at their Fair Market Value at the time of payment.

11. Withholding. In any case where withholding is required or advisable under federal, state or local law in connection with any exercise by the Employee hereunder, the Company is authorized to withhold appropriate amounts from amounts payable to the Employee, or may require the Employee to remit to the Company an amount equal to such appropriate amounts.

12. Changes in Capitalization, Dissolution, Liquidation and Reorganization. The terms of this Agreement are subject to modification upon the occurrence of certain events as described in Section 14 of the Plan.

13. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended ("Securities Act"), including the Company's initial public offering, the Employee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Stock acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Stock subject to the Market Stand-Off, the Company may impose stop-transfer instructions with respect to such new, substituted or additional securities until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Section 12.

14. Incorporation of Plan. This Agreement is made pursuant to the provisions of the Plan, which Plan is incorporated by reference herein. Terms used herein shall have the meaning employed in the Plan unless the context clearly requires otherwise. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.

15. Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

16. Compliance with the Code. The Option is intended to qualify as an "incentive stock option" under Code Section 422. If any provision of this Agreement is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with the Option being treated as an incentive stock option under the Code.

                                          WEBVALLEY, INC.


                                          By   /s/ Satya P. Garg
                                             ---------------------------------
                                               Satya P. Garg
                                          Its  President and CEO


                                          EMPLOYEE: Robert M. Ringstad

                                               /s/ Robert M. Ringstad
                                             ---------------------------------
                                               Robert M. Ringstad

                                 WEBVALLEY, INC.
               NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION ISSUED
                        UNDER THE 1999 STOCK OPTION PLAN

To:      Stock Option Committee
         WebValley, Inc.
         1011 First Street South, Suite 370
         Hopkins MN  55343

         I hereby exercise my Option dated March 23, 1999 to purchase _______ shares of $0.01 par value common stock of the Company at the option purchase price of $5.00 per share. Enclosed is a certified or cashier's check in the total amount of $_________ , or payment in such other form as the Company has specified.

         I represent to you that I am acquiring said shares for investment purposes and not with a view to any distribution thereof. I understand that my Stock certificate may bear an appropriate legend restricting the transfer of my shares and that a stop transfer order may be placed with the Company's transfer agent with respect to such shares.

         I request that my shares be issued to me as follows:

                  ---------------------------------------------
  (Print your name in the form in which you wish to have the shares registered)

                  ---------------------------------------------
                            (Social Security Number)

                  ---------------------------------------------
                               (Street and Number)

                  ---------------------------------------------
                            (City) (State) (Zip Code)

_____ I intend to hold the stock at least one year. (But, if I do sell within one year of exercise, I will give the Option Plan Administrator a copy of the broker's confirmation of the sale as soon as I receive it.)

_____ I intend to sell the stock within one year of exercise, and will give the Option Plan Administrator a copy of the broker's confirmation of the sale as soon as I receive it.


Dated:_____________ , ______.

                 Signature:_____________________________